PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of May 25, 2001 (as amended, modified or supplemented from time to time, this "AGREEMENT"), made by each of the undersigned pledgors (each a "PLEDGOR", and together with any entity that becomes a party hereto pursuant to Section 19 hereof, the "PLEDGORS"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as collateral agent, for the benefit of the Secured Creditors (as defined below) (in such capacity and together with any successor thereto, the "PLEDGEE"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

                     WHEREAS, Foster Wheeler LLC (the "COMPANY"), the Borrowing Subsidiaries party thereto from time to time, the Guarantors from time to time party thereto, various lenders from Lime to time party thereto (the "BANKS"), ABN AMRO Bank N.V. and First Union National Bank, as Documentation Agent and Syndication Agent, respectively (in such capacity, the "DOCUMENTATION AGENT" and the "SYNDICATION AGENT", respectively), and Bank-of America National Trust and Savings Association, as Administrative Agent (in such capacity and together with any successor thereto, the "ADMINISTRATIVE AGENT" and, together with the Pledgee, the Documentation Agent, the Syndication Agent and the Banks and their respective successors and assigns, the "BANK CREDITORS" have entered into a Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, providing for the extensions of credit to the Borrowers as contemplated therein (as used herein, the term "CREDIT AGREEMENT" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders);

                  WHEREAS, pursuant to the terms of the Credit Agreement, the Pledgors have either guaranteed or have agreed to be jointly and severally liable to the Bank Creditors for the payment when due of all obligations and liabilities of the Borrowers under or with respect to the Loan Documents;

                  WHEREAS, Foster Wheeler Corporation on November 15, 1995 issued $200,000,000 in aggregate principal amount of its 6-3/4% Notes due November 15, 2005 (the "6-3/4% NOTES") (with the holders from time to time of such 6-3/4% Notes being herein called the "NOTEHOLDERS") pursuant to an Indenture, dated as of November 15, 1995, by and between Foster Wheeler Corporation and Harris Trust and Savings Bank, as trustee (together with any successor thereto, the "TRUSTEE") on behalf of the Noteholders (as amended, modified or supplemented from time to time, the "INDENTURE");

                  WHEREAS, the Pledgors have issued guarantees of the payment when due of all of the obligations and liabilities of Foster Wheeler LLC (as successor by merger to Foster Wheeler Corporation) under or with respect to the 6-3/4% Notes and the Indenture (with any such guarantees, together with the 6-3/4% Notes and Indenture being herein collectively called the "NOTE DOCUMENTS");

                  WHEREAS, it is a condition to the extensions of credit under the Credit Agreement, and the Indenture requires, concurrently with the execution and delivery of the Credit Agreement by the Borrowing Subsidiaries, that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

                  WHEREAS, it is contemplated that the Pledged Instruments (as defined below) will be pledged to secure the "CREDIT DOCUMENT OBLIGATIONS" and the "NOTE OBLIGATIONS" and all other amounts comprising "Obligations" (as each such term is hereinafter defined) on an equal and ratable basis, as contemplated hereby, and that in connection therewith, the-Pledgee, as collateral agent hereunder, shall act as the "Collateral Agent" for the benefit of the Bank Creditors, the Noteholders and the other Secured Creditors; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the second preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following z' representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  SECTION 1. SECURITY FOR OBLIGATIONS; DEFINITIONS.

                  (a) This Agreement is made by each Pledgor in favor of the Pledgee for the benefit of the Bank Creditors, the Noteholders and the Trustee (collectively, together with the Pledgee, the "SECURED CREDITORS"), to secure on an equal and ratable basis:

                     (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due (the "BANKRUPTCY CODE" as used herein shall mean Title 11 of the United States Code entitled "BANKRUPTCY" as now or hereafter in effect, or any successor thereto) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and all other Loan Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Credit Agreement and under any guaranty by it of the obligations under the Credit Agreement) and the due performance and compliance by such Pledgor with the terms of each such Loan Document (all such obligations and liabilities under this clause (i) being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS");

                     (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor to the Noteholders and the Trustee, whether now existing or hereafter incurred BANKRUPTCY at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Indenture or any guaranty by it of the obligations under the Indenture) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in each such Note Document (all such obligations and liabilities under this clause (ii) being herein collectively called the "NOTE OBLIGATIONS");

                     (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                     (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean (a) any "Event of Default" at any time under, and as defined in, the Credit Agreement, and (b) any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 9 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (1) through (v) of this Section 1, being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  (b) As used herein, the term "Instruments" shall mean (i) a promissory note dated February 10, 1999 of Foster Wheeler Constructors, Inc. ("CONSTRUCTORS") in the amount of $10,000,000 payable to the order of Foster Wheeler USA Corporation; (ii) a promissory note dated February 10, 1999 of Constructors in the amount of S10,000,000 payable to the order of Foster Wheeler Energy International, Inc., (iii) a promissory note dated February 10, 1999 of Constructors in the amount of $10,000,000 payable to `the order of Foster Wheeler Energy Corporation, (iv) a promissory note dated May 25, 2001 of Foster Wheeler International Holdings, Inc. in the amount of S10,000,000 payable to the order of Foster Wheeler US Holdings, Inc., and (v) a promissory note dated May 25, 2001 of Foster Wheeler US Holdings, Inc. in the amount of $10,000,000 payable to the order of Foster Wheeler International Holdings, Inc.

                  (c) All Instruments at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Instruments," which together with (i) all proceeds thereof, including any instruments, securities and moneys received and at the time held by the Pledgee hereunder, and (ii) all principal, interest, cash, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Instruments are hereinafter called the "Collateral".

                     SECTION 2.  PLEDGE OF INSTRUMENTS.

                     To secure all Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a first priority security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Pledged Instruments owned by such Pledgor on the date hereof, and delivers to the Pledgee such Pledged Instruments, duly endorsed in blank by such Pled-or, or such other instruments of transfer as are reasonably acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Pledged Instrument, to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                     SECTION 3.  RIGHTS, ETC., WHILE NO EVENT OF DEFAULT.

                     Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all rights pertaining to the Pledged Instruments; PROVIDED, that no action shall be taken which would violate or be inconsistent with any of the terms of this Agreement or any other Secured Debt Agreement (as hereinafter defined). All such rights of such Pledgor shall cease in case an Event of Default shall occur and be continuing, and Section 5 hereof shall become applicable.

                     SECTION 4.  INTEREST AND OTHER DISTRIBUTIONS.

                  Except as provided in Section 5 hereof, all payments in respect of the Pledged Instruments shall be paid to the respective Pledgor.

                     SECTION 5.  REMEDIES IN CASE OF EVENT OF DEFAULT.

                  In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, by any other Loan Document, or by any Note Document (with all of the Documents listed above being herein collectively called the "SECURED DEBT AGREEMENTS") or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable to such Pledgor under Section 4 hereof;

                  (ii) to instruct makers of the Pledged Instruments to make any and all payments in respect of the Pledged Instruments directly to the Pledgee;

                  (iii) to transfer all or any part of the Pledged Instruments into the Pledgee's name or the name of its nominee or nominees;

                  (iv) to take any action in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

                     (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED, that at least 10 Business Days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which .might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer such Collateral to more than one offer. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, the Pledgors shall be liable for the deficiency and the fees of any attorneys employed by the Pledgee to collect such deficiency. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  SECTION 6. REMEDIES, ETC., CUMULATIVE.

                  Each right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. `Me exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the Pledgee acting upon the instructions of the Required Secured Creditors (as defined in Annex A hereto) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

                     SECTION 7.  APPLICATION OF PROCEEDS.

                  (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral of each Pledgor, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                  (i) first, to the payment of all Obligations owing to the Pledgee of the type provided in clauses (iii), (iv) and (v) of the definition of Obligations in Section 1 hereof;

                     (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 7(d) hereof, with each Secured Creditor receiving an amount equal to its outstanding Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed; and

                     (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), inclusive, and following the termination of this Agreement pursuant to Section 15 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

                  (c) If the Bank Creditors are to receive a distribution in accordance with the procedures set forth above in this Section 7 on account of undrawn amounts with respect to letters of credit issued under the Credit Agreement, such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding letters of credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such letters of credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Pledgee for distribution in accordance with Section 7(a) hereof.

                  (d) Except as set forth in Section 7(c) hereof, all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to any other Secured Creditors (other than the Pledgee), to the Trustee or paying agent (each a "REPRESENTATIVE") for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

                  (e) For purposes of applying payments received in accordance with this Section 7, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Administrative Agent, each Representative for any other Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Pledgee) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors.

                  (f) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

                     SECTION 8.  PURCHASERS OF COLLATERAL.

                  Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                     SECTION 9.  INDEMNITY.

                  Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each Representative of a Secured Creditor in its capacity as such from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee in such capacity and each Representative of a Secured Creditor in its capacity as such for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder except, with respect to clauses (i) and (ii) above, to the extent arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 9 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                     SECTION 10.  FURTHER ASSURANCES; POWER OF ATTORNEY.

                  (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable Uniform Commercial Code or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this
Section 10.

                     SECTION 11.  THE PLEDGEE AS AGENT.

                  The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex A hereto, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

                     SECTION 12.  TRANSFER BY PLEDGORS.

                  No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Secured Debt Agreements).

                  SECTION 13. REPRESENTATION S, WARRANTIES AND COVENANTS OF
                              PLEDGORS.

                  (a) Each Pledgor represents, warrants and covenants that:

                     (i) it is the legal, record and beneficial owner of, and has good title to, all Pledged Instruments purported to be owned by such Pledgor, subject to no Lien, except the Liens created by this Agreement;

                  (ii) it has full power, authority and legal right to pledge all the Pledged Instruments;

                     (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                     (iv) no consent of any other party (including, without limitation, any stock-holder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, in each case except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder;

                     (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all Pledged Instruments have been duly and validly issued; and

                     (vii) the pledge, assignment and delivery (which delivery has been made) to the Pledgee of the Pledged Instruments creates a valid and perfected first priority security interest in such Pledged Instruments, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party (except the Secured

           Creditors) a lien or encumbrance on the property or assets of such Pledgor which would include the Instruments.

                  Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (b) The Pledgors hereby agree that the rights created by the subordinated provisions of the guarantees executed by the Pledgors; related to the Note Documents and the subordination provisions of the Credit Agreement which each provide for the subordination of the indebtedness of the Borrowers owing to any Pledgor to the Obligations of the Borrowers owing to the Secured Creditors shall be on a parity basis for the equal and ratable benefit of the Secured Creditors.

                     SECTION 14.  PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.

                  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (v) any limitation on any other Pledgor's liability or obligations under this Agreement or under any other Secured Debt Agreement or any invalidity or unenforceability, in whole or in part, of this Agreement or any other Secured Debt Agreement or any ten-n thereof; or (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                     SECTION 15.  TERMINATION, RELEASE.

                  (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 9 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the earliest of (i) the date upon which the Total Revolving Credit Commitment has been terminated, no Note under the Credit Agreement is outstanding and all other Credit Document Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full, (ii) the date upon which the Credit Documents are amended to release all Collateral subject to this Agreement and (iii) the date on which the Indenture no longer requires equal and ratable security or the 6-3/4% Notes have been paid in full.

                  (b) In the event that any part of the Collateral is sold (other than to any Credit Party) in connection with a sale permitted by the Secured Debt Agreement or is otherwise released at the direction of the Required Secured Creditors, the Pledgee, at the request and expense of such Pledgor will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging such release, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, distributed or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 15(a) or (b), it shall deliver to the Pledgee a certificate signed by an authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 15(a) or (b), and the Pledgee shall be entitled (but not required) to conclusively rely thereon.

                     SECTION 16.  NOTICES, ETC.

                  Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                     (a)       if to any Pledgor, at:

                               Perryville Corporate Park
                               Clinton, New Jersey 08809-4000
                               Attention:  Vice President and Treasurer
                               Telephone No.:  (908) 713-2945
                               Telecopier No.:  (908) 713-2953

                     (b)       if to the Pledgee, at:

                               Bank of America National Trust and Savings
                                   Association
                               1850 Gateway Boulevard, 5th Floor
                               Concord, California 94520
                               Attention:  Glenis Croucher
                               Telephone No.:  (925) 675-8447
                               Telecopier No.:  (925) 675-8500

                  (c) if to any Bank Creditor (other than the Pledgee), (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any other Secured Creditor, (x) to the Representative for such Secured Creditor or (y) if there is no such Representative, at such address as such Secured Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                     SECTION 17.  WAIVER; AMENDMENT.

                  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that additional Pledgors may be added as parties hereto from time to time in accordance with Section 19 hereof and Pledgors may be released as parties hereto in accordance with Sections 15 and 18 hereof and that no consent of any other Pledgor or of the Secured Creditors shall be required in connection therewith) and the Pledgee (with the written consent of the Required Lenders (or all the Lenders if required by Section 10.03 of the Credit Agreement); PROVIDED, that the Company certifies that any such change, waiver, modification or variance is otherwise permitted by the terms of the respective Secured Debt Agreements or, if not so permitted, that the requisite consents therefor have been obtained. Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Lenders may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof), with such changes not being subject to the proviso to the immediately preceding sentence. Furthermore, the proviso to the second preceding sentence shall not apply to any release of Collateral effected in accordance with the requirements of Section 18 of this Agreement, or any other release of Collateral or termination of this Agreement so long as the certifies that such actions will not violate the terms of any Secured Debt Agreement then in effect.

                     SECTION 18.  RELEASE.

                  In the event any Pledgor is released from either its guaranty obligation or its joint and several obligation under the Credit Agreement, such Pledgor shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

                     SECTION 19.  ADDITIONAL PLEDGORS.

                  Pursuant to Section 5.15 of the Credit Agreement, certain Subsidiaries of the Company may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Pledgee and such Subsidiary of an instrument in the form of Exhibit A-2, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of Exhibit A-2 to the Pledgee and, at such time, shall execute a Pledge and Security Agreement Supplement in the form of Exhibit A-1 to this Agreement with respect to all Collateral of such Pledgor required to be pledged hereunder, which Supplement shall be completed in accordance with Exhibit A-1. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. Upon the execution and delivery by the Pledgee and such Subsidiary of an instrument in the form of Exhibit A-2 as provided above, it is understood and agreed that the pledge and security interests hereunder shall apply to all Collateral of such additional Pledgor as provided in Section 2 hereof regardless of an failure of an additional Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement.

                     SECTION 20.  RECOURSE.

                  This Agreement is made with full recourse to the Pledgors and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgors contained herein and otherwise in writing in connection herewith.

                     SECTION 21.  PLEDGEE NOT BOUND.

                  (a) The Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

                  (b) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                     SECTION 22.  CONTINUING PLEDGORS.

                  The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by Section 19 hereof or otherwise and/or (y) the release of any Pledgor under this Agreement as contemplated by Section 18 hereof or otherwise.

                     SECTION 23.  NO FRAUDULENT CONVEYANCE.

                  Each Pledgor hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, each Pledgor hereby irrevocably agrees that its obligations and liabilities hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws, result in the obligations and liabilities of such Pledgor hereunder in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                     SECTION 24.  MISCELLANEOUS.

                  This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the consent of the Required Lenders and, if required by Section 10.03 of the Credit Agreement, all Lenders). This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York (without regard to principles of conflict of laws). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.



                               FOSTER WHEELER USA CORPORATION



                               By:  /S/ ROBERT S. KOECKERT
                                    ----------------------
                                    Title: Treasurer



                               FOSTER WHEELER ENERGY INTERNATIONAL, INC.



                               By:  /S/ ROBERT D. ISEMAN
                                    --------------------
                                    Title: Treasurer



                               FOSTER WHEELER ENERGY CORPORATION



                               By:  /S/ ROBERT A KOECKERT
                                    ---------------------
                                    Title: Treasurer



                               FOSTER WHEELER US HOLDINGS, INC.



                               By:  /S/ ROBERT D. ISEMAN
                                    --------------------
                                    Title: Treasurer



                               FOSTER WHEELER INTERNATIONAL HOLDINGS, INC.



                               By:  /S/ ROBERT D. ISEMAN
                                    --------------------
                                    Title: Treasurer
ACCEPTED AND AGREED TO:



BANK OF AMERICA NATIONAL TRUST
      AND SAVINGS ASSOCIATION, as
      Collateral Agent and Pledgee



By:   /S/ ROBERT W. TROUTMAN
      ----------------------
      Title: Managing Director

                                     ANNEX A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                   THE PLEDGEE

           1. APPOINTMENT. The Secured Creditors, by their acceptance of the benefits of the Pledge Agreement to which this Annex A is attached (the "Pledge Agreement") hereby irrevocably designate Bank of America National Trust and Savings Association (and any successor Pledgee) to act as specified herein and therein. Unless otherwise defined herein, all capitalized terms used herein (x) and defined in the Pledge Agreement, are used herein as therein defined and (y) not defined in the Pledge Agreement, are used herein as defined in the Credit Agreement referenced in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of the Pledge Agreement shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Pledge Agreement by the terms thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

           2. NATURE OF DITTIES. (a) The Pledgee shall have no duties or responsibilities except those expressly set forth herein or in the Pledge Agreement. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein and therein.

           (b) The Pledgee shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

           (c) The Pledgee shall not be required to ascertain or inquire as to the performance by any Pledgor of any of the covenants or agreements contained in the Pledge Agreement or any other Secured Debt Agreement.

           (d) The Pledgee shall be under no obligation or duty to take any action under, or with respect to, the Pledge Agreement if taking such action (i) would subject the Pledgee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Pledgee to qualify to do business, or obtain any license, in any jurisdiction where it is not then so qualified or licensed or (iii) would subject the Pledgee to in personam jurisdiction in any locations where it is not then so subject.

          (e) Notwithstanding any other provision of this Annex A, neither the Pledgee nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with, or pursuant to this Annex A or the Pledge Agreement except for its own gross negligence or willful misconduct.

           3. LACK OF RELIANCE ON THE PLEDGEE. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Pledgor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Pledgor and its Subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any notes or at any time or times thereafter. The Pledgee shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Pledge Agreement or the security interests granted hereunder or the financial condition of any Pledgor or any Subsidiary of any Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of any Pledgor-or or any Subsidiary of any Pledgor, or the existence or possible existence of any default or Event of Default. The Pledgee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Pledgor thereto or as to the security afforded by the Pledge Agreement.

           4. CERTAIN RIGHTS OF THE PLEDGEE. (a) No Secured Creditor shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. As used herein, the term "Required Secured Creditors" shall mean the holders of at least a majority of the then outstanding Credit Document Obligations.

           (b) Notwithstanding anything to the contrary contained herein, the Pledgee is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the

Required Secured Creditors have been requested by the Pledgee but have not yet been received, to take any action which the Pledgee, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; PROVIDED that once instructions have been received, the actions of the Pledgee shall be governed thereby and the Pledgee shall not take any further action which would be contrary thereto.

           (c) Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, the Pledgee shall not be required to take any action that exposes or, in the good faith Judgment of the Pledgee may expose, the Pledgee or its officers, directors, agents or employees to personal liability, unless the Pledgee shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Pledgee may be, contrary to the Pledge Agreement, any Secured Debt Agreement or applicable law.

           5. RELIANCE. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or telescopes message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining hereto or to the Pledge Agreement and its duties thereunder and hereunder, upon advice of counsel selected by it.

           6. INDEMNIFICATION. TO THE EXTENT THE PLEDGEE IS NOT REIMBURSED AND INDEMNIFIED BY THE PLEDGORS UNDER THE PLEDGE Agreement, the Bank Creditors will reimburse and indemnify the Pledgee, in proportion to their respective outstanding principal amounts of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder, or in any way relating, to or arising out of its actions as Pledgee in respect of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct. The indemnities set forth in this Section 6 shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Pledgee is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of the Pledge Agreement. The indemnities set forth in this Section 6 are in addition to any indemnities provided by the Banks to the Pledgee pursuant to the Credit Agreement.

           7. THE PLEDGEE IN ITS INDIVIDUAL CAPACITY. With respect to its obligations as a lender under the Credit Agreement and any other Loan Documents to which the Pledgee is a party, and to act as agent under one or more of such Loan Documents, the Pledgee shall have the rights and powers specified therein and herein for a "Lender", or the "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks" "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Pledgee in its individual capacity. The Pledgee and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Pledgor or any Affiliate or Subsidiary of any Pledgor as if it were not performing the duties specified herein or in the other Loan Documents, and may accept fees and other consideration from the Pledgors for services in connection with the Credit Agreement, the other Loan Documents and otherwise without having to account for the same to the Secured Creditors.

           8. HOLDERS. The Pledgee may deem and treat the payee of any note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such note or of any note or notes issued in exchange therefor.

           9. RESIGNATION BY THE PLEDGEE. (a) The Pledgee may resign from the performance of all of its functions and duties hereunder and under the Pledge Agreement at any time by giving 15 Business Days' prior or written notice to the Company, the Banks and Representatives for the other Secured Creditors or, if there is no such Representative, directly to such Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clause (b) or (c) below.

           (b) If a successor Pledgee shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Pledgee, with the consent of the , which consent shall not be unreasonably withheld or delayed, shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

           (c) If no successor Pledgee has been appointed pursuant to clause (b) above by the 20th Business Day after the date of such notice of resignation was given by the Pledgee, as a result of a failure b the to consent to the appointment of such a successor Pledgee, the Required Secured Creditors shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.